SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 21, 2003
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Date of Report (Date of earliest event reported)

PepsiCo, Inc.
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(Exact name of registrant as specified in its charter

North Carolina
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(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (914) 253-2000

Item 5.	Other Events and Required FD Disclosure.
The PepsiCo Board of Directors has accepted the resignation of Peter Foy, an independent director of PepsiCo, effective December 27, 2003. Mr. Foy's decision resulted from his determination to reduce his corporate commitments.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2003	PepsiCo, Inc.

By:	/S/ ROBERT E. COX
Robert E. Cox
Vice President, Associate General Counsel and Assistant Secretary